First Quarter 2020 Investor Presentation May 7, 2020

ThisSafe presentation includes Harbor statements that are forward Statement-looking statements made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the acquisition of El Paso Electric Company (“EE” or the “Company”) by an affiliate of the Infrastructure Investments Fund (the “Merger”), regulatory approvals, the expected timetable for completing the Merger and for obtaining such regulatory approval; statements regarding the impact of the COVID-19 pandemic; statements regarding current regulatory filings and anticipated regulatory filings; statements regarding expected capital expenditures; statements regarding expected dividends; and statements regarding the adequacy of our liquidity to meet cash requirements. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to: the timing to consummate the Merger; satisfaction of the conditions to closing of the Merger may not be satisfied; the risk that a regulatory approval that may be required for the Merger is not obtained or is obtained subject to conditions that are not anticipated; and the diversion of management’s time on Merger-related issues. Additional information concerning factors that could cause actual results to differ materially from those expressed in forward-looking statements is contained in EE’s most recently filed periodic reports and in other filings made by EE with the U.S. Securities and Exchange Commission (the "SEC"), and include, but is not limited to:  The impact of the COVID-19 pandemic and its effects on the Company, its business, vendors, customers and the communities it serves, U.S. and world financial markets, potential regulatory actions, changes in customer and stakeholder behaviors and impacts on and modifications to the Company’s operations, business and financial condition relating thereto  The impact of changes to U.S. tax reform legislation  Increased prices for fuel and purchased power and the possibility that regulators may not permit EE to pass through all such increased costs to customers or to recover previously incurred fuel costs in rates  Full and timely recovery of capital investments and operating costs through rates in Texas and New Mexico, and at the Federal Energy Regulatory Commission  Uncertainties and instability in the general economy and the resulting impact on EE’s sales and profitability  Changes in customers’ demand for electricity as a result of energy efficiency initiatives and emerging competing services and technologies, including distributed generation  Unanticipated increased costs associated with scheduled and unscheduled outages of generating plant  Unanticipated maintenance, repair, or replacement costs for generation, transmission, or distribution facilities and the recovery of proceeds from insurance policies providing coverage for such costs  The size of our construction program, the receipt of necessary permits and approvals and our ability to complete construction on budget and on time  Potential delays in our construction and resource contracting schedule due to legal challenges or other reasons  Costs at Palo Verde  Decisions and actions of EE’s regulators and the resulting impact on EE’s cost of capital, sales and profitability  Deregulation and competition in the electric utility industry  Possible increased costs of compliance with environmental or other laws, regulations and policies  Possible income tax and interest payments as a result of audit adjustments proposed by the Internal Revenue Service or state taxing authorities  Uncertainties and instability in the financial markets and the resulting impact on EE’s ability to access the capital and credit markets  Actions by credit rating agencies  Possible physical or cyber-attacks, intrusions or other catastrophic events  A U.S. Government shutdown and the resulting impact on EE’s sales and profitability  Other factors of which EE is currently unaware or deem immaterial EE’s filings are available from the SEC or may be obtained through EE’s website, http://www.epelectric.com. Any such forward-looking statement is qualified by reference to these risks and factors. EE cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this presentation, and EE does not undertake to update any forward-looking statement contained herein. 2

COVID-19 Company Update  Implemented business continuity plan focusing on the safety of employees, customers, contractors, and vendors  On March 16, 2020, employees were directed to work remotely to the extent possible  Enhanced safety and health protocols were implemented for frontline employees  Provided additional resources to employees who require pandemic-related absence from work  Suspended service disconnections for nonpayment by customers  Made charitable contributions to local organizations for pandemic assistance in EE’s communities  Immediately increased cash position to preserve financial flexibility, and increased borrowing commitments under EE’s revolving credit facility (“RCF”)  The COVID-19 pandemic continues to rapidly evolve, and therefore EE cannot predict the duration of the COVID-19 pandemic and its impact on EE’s financial condition, results of operations and cash flows  EE’s dedicated and hardworking employees remain committed to providing safe and reliable energy as the region comes together to mitigate and reduce exposure to COVID-19 3

IIF Acquisition Update

- On September 19, 2019, EE received shareholder approval for the Merger; of the shares voted, 99.61% voted to approve and adopt the Merger
- Required regulatory filings(1)(2)(3)

Regulatory Filing	Proceeding Number	Date Filed	Date Approved
Federal Energy Regulatory Commission ("FERC") (4)	Docket No. EC19-120-000	August 13, 2019	Pending
U.S. Nuclear Regulatory Commission ("NRC")	Docket ID NRC-2019-0214	August 13, 2019	March 6, 2020
Federal Communications Commission ("FCC")	File No. 0008737430	August 13, 2019	December 4, 2019
Public Utility Commission of Texas ("PUCT") (5)	Docket No. 49849	August 13, 2019	January 16, 2020
New Mexico Public Regulation Commission ("NMPRC")	Case No. 19-00234-UT	August 13, 2019	March 11, 2020
City of El Paso Franchise Agreement (6)	Matter No. 19-1008-126	September 20, 2019	February 4, 2020
Federal Trade Commission (Hart-Scott-Rodino Act)	Transaction No. 20191858	August 16, 2019	September 3, 2019

(1) If the Merger is not consummated by June 1, 2020 because the required approvals have not been obtained, Sun Jupiter or EE can extend the date to September 1, 2020.

(2) For more information regarding approvals, please reference pages 42-46 of the definitive proxy statement filed by EE with the SEC on August 2, 2019.

(3) EE anticipates closing the Merger in the second quarter of 2020.

(4) On March 30, 2020, the FERC issued an order (the "FERC Order") authorizing the Merger, subject to the FERC's approval of mitigation to address certain discrete competitive effects of the Merger that could arise. The FERC concluded that the Merger, as conditioned, satisfies governing federal standards and authorized the Merger as consistent with the public interest. The proposed mitigation was required to be filed within 45 days of the issuance of the FERC Order. On April 15, 2020, IIF and EPE filed proposed mitigation options with the FERC. The matter is pending final approval from the FERC.

(5) The PUCT issued its final order on January 28, 2020.

(6) On February 4, 2020, the City of El Paso passed an ordinance, Ordinance No. 019022, approving the Franchise Agreement Assignment Application and granting the City of El Paso's consent to the Merger.



4

The Electric Company
El Paso Electric

1st Quarter 2020 Financial Results  GAAP – Q1 2020 net loss of $35.2 million (or $0.87 per basic share), compared to Q1 2019 net income of $6.1 million (or $0.15 per basic share) (1)  Non-GAAP – Q1 2020 adjusted net loss of $8.7 million (or $0.21 per basic share), compared to Q1 2019 adjusted net loss of $6.7 million (or $0.17 per basic share)(1) (2) (1) Net loss (GAAP) and Adjusted net loss (non-GAAP) for Q1 2020 include a pre-tax charge of $1.3 million or $0.03 per share, after-tax, of strategic transaction costs associated with the Merger. (2) Adjusted net loss and adjusted basic loss per share are non-GAAP financial measures that reflect net loss and basic loss per share, respectively (the most comparable GAAP financial measures) adjusted to exclude the impact of changes in fair value of EE’s equity securities and realized gains (losses) from the sale of both equity and fixed income securities held in EE’s Palo Verde nuclear decommissioning trust funds (“NDT”). Refer to slide 12 for a reconciliation of adjusted net loss and adjusted basic loss per share (non-GAAP) to net loss and basic loss per share, respectively (the most comparable GAAP financial measures). 5

1st Quarter 2020 Key Earnings Drivers EPS Q1 Q1 2020 vs Q1 2019 $0.40 March 31, 2019 (GAAP) $ 0.15 Changes in: $0.20 $0.15 Investment & interest income, NDT $ (0.98) O&M expenses at fossil-fuel $- $ (0.03) generating plants Strategic transaction costs $ (0.03) $(0.20) $(0.21) $(0.17) Depreciation and amortization $ (0.03) $(0.40) Retail non-fuel base revenues $ 0.02 $(0.60) Other $ 0.03 March 31, 2020 (GAAP) * $ (0.87) $(0.80) Non-GAAP Adjustments $ 0.66 $(0.87) $(1.00) March 31, 2020 (non-GAAP) * $ (0.21) 2020 2019 2020 2019 (non- (non- (GAAP) (GAAP) GAAP) GAAP) ⃰ Excluding the strategic transaction costs associated with the Merger, Q1 2020 GAAP EPS (loss) was $(0.84) and Q1 2020 non-GAAP adjusted EPS (loss) was $(0.18). Neither EE nor Sun Jupiter 6 Holdings LLC will seek to recover strategic transaction costs associated with the Merger from ratepayers.

Historical Weather Analysis 1st Quarter HDDs vs 10-YR Average 1,600 1,338 1,400 1,265 1,159 1,153 1,200 1,054 1,134 1,079 10-YR HDD Average – 1,000 958 810 965 1,092 800 600 400 200 0 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 1st Quarter HDDs 10-YR Average 1st Quarter 2020 HDDs • 1.2% Below 10-YR Average • 4.9% Below 1st Quarter 2019 7

1st Quarter 2020 Customers and Retail Sales Average No. Percent Percent of Retail MWH Change(1) Change(1) Customers Residential 383,958 1.7% 574,083 - C&I Small 43,212 2.3% 486,410 (2.0%) (2) C&I Large 48 - 231,676 (8.1%) Public Authorities 6,659 7.3% 331,249 (0.2%) Total Retail 433,877 1.9% 1,623,418 (1.9%) Heating Degree Days 1,079 (4.9%) (1) Percent change expressed as change in first quarter 2020 from first quarter 2019. Sales for the three months ended March 31, 2020 were not significantly adversely impacted by the COVID-19 outbreak. (2) Decrease in commercial and industrial large is primarily due to reduced demand by a customer during their facility upgrade over a five-week period completed in February 2020. 8

Capital Requirements and Liquidity Mar 31, 2020 (1) (2) Total Liquidity (in millions) Credit Quality Moody's S&P RCF Availability $ 159.0 Rating Baa2 BBB Cash $ 57.4 Outlook Stable Negative Liquidity $ 216.4  On March 13, 2020, as a precautionary measure in response to COVID-19 pandemic, borrowed $50 million under the RCF  On March 20, 2020, increased the borrowing commitments under the RCF by $50 million to $400 million and extended the maturity date of the RCF by one year to September 13, 2024  On March 31, 2020, EE paid a quarterly cash dividend of $0.385 per share, or $15.7 million, to shareholders of record as of the close of business on March 17, 2020(3)  In light of the Merger, EE no longer provides guidance (1) On September 17, 2019, Moody’s downgraded EE from Baa1 to Baa2 and changed its outlook to Stable from Rating Under Review (2) On June 5, 2019, S&P affirmed EE’s BBB credit rating and revised its outlook to Negative from Stable (3) Pursuant to the Merger Agreement, until closing, EE is allowed to declare and pay any quarterly cash dividends declared by the Company’s Board of Directors, including a “stub period” dividend with respect to the period 9 between the record date of the last quarterly regular dividend paid by EE and the closing date of the Merger.

Appendix 10

Use of Non-GAAP Financial Measures  As required by an accounting standard, changes in the fair value of equity securities are now recognized in EE’s Statements of Operations. The adoption of this standard added the potential for significant volatility to the reported results of operations as changes in the fair value of equity securities may occur.  Accordingly, in addition to disclosing financial results that are determined in accordance with U.S. generally accepted accounting principles (“GAAP”), EE has provided adjusted net loss and adjusted basic loss per share, both of which are non-GAAP financial measures. Management believes that providing this additional information is useful to investors in understanding EE’s core operating performance because each measure removes the effects of variances that are not indicative of fundamental changes in the earnings capacity of EE. Adjusted net loss and adjusted basic loss per share are calculated by excluding the impact of changes in fair value from EE’s equity securities and realized gains (losses) from the sale of both equity and fixed income securities in the Company’s Palo Verde nuclear decommissioning trust funds.  Adjusted net loss and adjusted basic loss per share are not measures of financial performance under GAAP and should not be considered as alternatives to net loss and basic loss per share, respectively. Furthermore, EE’s presentation of any non-GAAP financial measure may not be comparable to similarly titled measures used by other companies. Please refer to slide 12 of this presentation for a reconciliation of adjusted net loss and adjusted basic loss per share to the most directly comparable financial measures, net loss and basic loss per share, respectively, prepared in accordance with GAAP. 11

Reconciliation of Net Income (Loss) (GAAP) and Basic Earnings (Loss) Per Share (GAAP) to Adjusted Net Loss (Non-GAAP) and Adjusted Basic Loss Per Share (Non-GAAP) Use of Non-GAAP Financial Measures As required by ASU 2016-01, Financial Instruments - Recognition and Measurement of Financial Assets and Financial Liabilities, changes in the fair value of equity securities are recognized in the Company's Statements of Operations. This standard added the potential for significant volatility to the Company's reported results of operations as changes in the fair value of equity securities may occur. Furthermore, the equity investments included in the NDT are significant and are expected to increase significantly during the remaining life (estimated to be 25 to 28 years) of the Palo Verde Generating Station. Accordingly, the Company has provided the following non-GAAP financial measures to exclude the impact of changes in fair value of equity securities and realized gains (losses) from the sale of both equity and fixed income securities. Reconciliations of both non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with GAAP are presented in the table below. Non-GAAP adjusted net loss is reconciled to GAAP net income (loss), and non-GAAP adjusted basic loss per share is reconciled to GAAP basic earnings (loss) per share. Three Months Ended March 31, 2020 (a) 2019 (In thousands except for per share data) Net Income (loss) (GAAP) $ (35,209) $ 6,089 Adjusting items before income tax effects Unrealized (gains) losses, net 33,188 (16,690) Realized (gains) losses, net (24) 701 Total adjustments before income tax effects 33,164 (15,989) Income taxes on above adjustments (6,633) 3,198 Adjusting items, net of income taxes 26,531 (12,791) Adjusted net loss (non-GAAP) $ (8,678) $ (6,702) Basic earnings (loss) per share (GAAP) $ (0.87) $ 0.15 Adjusted basic loss per share (non-GAAP) $ (0.21) $ (0.17) As of March 31, 2020, the NDT portfolio had a market value of $295 million. (a) Net loss (GAAP) and Adjusted net loss (non-GAAP) include a pre-tax charge of $1.3 12 million or $0.03 per share, after tax, of strategic transaction costs associated with the Merger.